SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 11, 2004
(Date of earliest event reported)

Commission File No. 333-108551

                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                               28255
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Address of principal executive offices                                (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
(99)                                    Computational Materials, Structural Term
                                        Sheets and Collateral Term Sheets
                                        prepared by Banc of America Securities
                                        LLC in connection with ABFC Asset-Backed
                                        Certificates, Series 2004-HE1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED FUNDING CORPORATION

August 11, 2004

                                        By:    /s/ Kirk B. Meyers
                                               ---------------------------------
                                        Name:  Kirk B. Meyers
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
(99)              Computational Materials, Structural Term              E
                  Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed
                  Certificates, Series 2004-HE1